                             SECURITIES AND EXCHANGE COMMISSION
                                     450 Fifth Street, NW
                                     Washington, DC  20549

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                                          FORM 8-K
                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                              For the Month of January, 2004

                              ABN AMRO MORTGAGE CORPORATION,
                     MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATES,
                                     SERIES:  2001-4
                 (Exact name of the registrant as specified in charter)

                 Delaware              333-85443-10          36-3886007
               (State or other         (Commission          (IRS Employer
               jurisdiction of         File Number)         Identification
               Incorporation)                               Number)

                                   75 NORTH FAIRWAY DRIVE
                                   VERNON HILLS, IL  60061

                         (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                      (847) 549-6500

ITEM 5.

     See Exhibit 99, the Distribution Report for the Month of January, 2004,
attached hereto.

ITEM 7.

    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:

     EXHIBITS:

     99.  ABN AMRO Mortgage Corporation, Multi-Class Mortgage Pass-Through Certificates,
          SERIES:  2001-4, Monthly Distribution Report for January 2004.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    January 16, 2004

                                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                              (Registrant)

                                              By:
                                                    ------------------
                                                    TAMMY SPRIGGS
                                                    FIRST VICE PRESIDENT